Prudential Global Real Estate Fund
Prudential Income Builder Fund
Prudential Real Estate Income Fund
Prudential Select Real Estate Fund
Prudential US Real Estate Fund (each, a “Fund”)

Supplement dated June 10, 2016 to each Fund’s
Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

Effective as of June 30, 2016, Gek Lang Lee, CFA will assume new duties within the PGIM Real Estate (formerly known as Prudential Real Estate Investors) organization, and will no longer serve as a portfolio manager for each Fund. All references and information pertaining to Ms. Lee are hereby removed from each Fund’s Prospectus, Summary Prospectus and SAI as of June 30, 2016.

Marc R. Halle, Rick J. Romano, CFA, Michael Gallagher and Kwok Wing Cheong, CFA will continue to serve as PGIM Real Estate’s portfolio managers for each Fund.

LR863